Investment Under Equity Method	12 Months Ended
Jun. 30, 2013
Equity Method Investments and Joint Ventures [Abstract]
Investments Under Equity Method
5.	Investment Under Equity Method

Details of the Company's equity method investees at June 30, 2013 are as follows:

Name of investee	Proportion of ownership interest	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2013
		(RMB’000)	(RMB’000)	(RMB’000)	(US$’000)

Wuwei Ganxin Seeds Co., Ltd.	49.0%	53,679	53,679	—	—
Beijing Zhongnong Seed Industry Co., Ltd.	26.8%	6,720	8,280	—	—
Others, owned by PGW		901	1,345	28,824	4,696
		61,300	63,304	28,824	4,696

The results of operations and financial position of the investees are not significant to the Company.

In line with the Company’s strategy to focus on its proprietary corn seed products, the Company decided to discontinue the commercial arrangement with Ganxin. Accordingly, in December 2012, the Company entered into an equity transfer agreement to dispose of its 49% equity interest in Ganxin at a consideration of approximately RMB41 million ($6.6 million). The transaction was completed in May 2013, resulted in a loss on disposal of approximately RMB13 million ($2.1 million).

In relation to the investment in Beijing Zhongnong Seed Industry Co., Ltd. (“Zhongnong”), the operation has ceased and no future cash flow is expected from the investment after the restructuring of our research and development function from Zhongnong. Accordingly, impairment provision was made to write down the full carrying value of the investment in Zhongnong as of June 30, 2013.